Exhibit 99.1
Live Oak Bancshares, Inc. Reports Second Quarter 2025 Results
WILMINGTON, NC, July 23, 2025 - Live Oak Bancshares, Inc. (NYSE: LOB) (“Live Oak” or “the Company”) today reported second quarter of 2025 net income attributable to the Company of $23.4 million, or $0.51 per diluted share.
Live Oak’s performance in the quarter, compared to the first quarter of 2025, includes these notable items:
•Record second quarter production of $1.53 billion accompanied by strong deposit growth of $198.8 million, with total assets growing by 1.7% to $13.83 billion
•Net interest income increased 8.6% and net interest margin increased eight basis points from 3.20% to 3.28%
•14.0% increase in revenue and 6.3% increase in noninterest expenses generated 29.4% increase in pre-provision net revenue1
•Provision expense for credit losses of $23.3 million, a decrease of $5.7 million, driven by moderating credit trends, loan growth, and the current macroeconomic environment
“Live Oak Bank delivered an outstanding quarter in Q2, driven by excellent growth, healthy revenue, and lower provision expense,” said Live Oak Chairman and CEO James S. (Chip) Mahan III. “We remain focused on supporting our nation’s entrepreneurs as they continue to navigate a backdrop of uncertainty while also providing the service, technology and financial guidance they need to succeed.”
Conference Call
Live Oak will host a conference call to discuss the Company's financial results and business outlook tomorrow, July 24, 2025, at 9:00 a.m. ET. The call will be accessible by telephone and webcast using Conference ID: 25229. A supplementary slide presentation will be posted to the website prior to the event, and a replay will be available for 12 months following the event. The conference call details are as follows:
Live Telephone Dial-In
U.S.: 800.549.8228
International: +1 646.564.2877
Pass Code: None Required
Live Webcast Log-In
Webcast Link: investor.liveoakbank.com
Registration: Name and Email Required
Multi-Factor Code: Provided After Registration

(1)See accompanying GAAP to Non-GAAP Reconciliation.

Second Quarter 2025 Key Measures

(Dollars in thousands, except per share data)			Increase (Decrease)
	2Q 2025	1Q 2025	Dollars	Percent	2Q 2024
Total revenue (1)	$143,747	$126,113	$17,634	14.0%	$125,479
Total noninterest expense	89,293	84,017	5,276	6.3	77,656
Income before taxes	31,202	13,132	18,070	137.6	36,058
Effective tax rate	25.0%	26.4%	n/a	n/a	25.2%
Net income attributable to Live Oak Bancshares, Inc.	$23,428	$9,717	$13,711	141.1%	$26,963
Diluted earnings per share	0.51	0.21	0.30	142.9	0.59
Loan and lease production:
Loans and leases originated	$1,526,592	$1,396,223	$130,369	9.3%	$1,171,141
% Fully funded	39.7%	46.0%	n/a	n/a	38.2%
Total loans and leases:	$11,364,846	$11,061,866	$302,980	2.7%	$9,535,766
Total assets:	13,831,208	13,595,704	235,504	1.7	11,868,570
Total deposits:	12,594,790	12,395,945	198,845	1.6	10,707,031
(1)Total revenue consists of net interest income and total noninterest income.

Important Note Regarding Forward-Looking Statements
Statements in this press release that are based on other than historical data or that express the Company’s plans or expectations regarding future events or determinations are forward-looking within the meaning of the Private Securities Litigation Reform Act of 1995. Statements based on historical data are not intended and should not be understood to indicate the Company’s expectations regarding future events. Forward-looking statements provide current expectations or forecasts of future events or determinations. These forward-looking statements are not guarantees of future performance or determinations, nor should they be relied upon as representing management’s views as of any subsequent date. Forward-looking statements involve significant risks and uncertainties, and actual results may differ materially from those presented, either expressed or implied, in this press release. Factors that could cause actual results to differ materially from those expressed in the forward-looking statements include changes in Small Business Administration (“SBA”) rules, regulations or loan products, including the Section 7(a) program, changes in SBA standard operating procedures or changes in Live Oak Banking Company's status as an SBA Preferred Lender; changes in rules, regulations or procedures for other government loan programs, including those of the United States Department of Agriculture; the impacts of any pandemic or public health situation on trade (including supply chains and export levels), travel, employee productivity and other economic activities that may have a destabilizing and negative effect on financial markets, economic activity and customer behavior; adverse developments in the banking industry highlighted by high-profile bank failures and the potential impact of such developments on customer confidence, liquidity, and regulatory responses to these developments; a reduction in or the termination of the Company's ability to use the technology-based platform that is critical to the success of its business model, including a failure in or a breach of operational or security systems or those of its third-party service providers; risks relating to the material weakness we identified in our internal control over financial reporting; technological risks and developments, including cyber threats, attacks, or events; competition from other lenders; the Company's ability to attract and retain key personnel; market and economic conditions and the associated impact on the Company; operational, liquidity and credit risks associated with the Company's business; changes in political and economic conditions, including any prolonged U.S. government shutdown; the impact of heightened regulatory scrutiny of financial products and services and the Company's ability to comply with regulatory requirements and expectations; changes in tariffs and trade barriers, including potential changes in U.S. and international trade policies and the resulting impact on the Company and its customers; a deterioration of the credit rating for U.S. long-term sovereign debt, actions that the U.S. government may take to avoid exceeding the debt ceiling, and uncertainties surrounding the debt ceiling and the federal budget; adverse results, including related fees and expenses, from pending or future lawsuits, government investigations or private actions; and the other factors discussed in the Company’s Annual Report on Form 10-K filed with the Securities and Exchange Commission (“SEC”) and available at the SEC’s Internet site (http://www.sec.gov). Except as required by law, the Company specifically disclaims any obligation to update any factors or to publicly announce the result of revisions to any of the forward-looking statements included herein to reflect future events or developments.
About Live Oak Bancshares, Inc.
Live Oak Bancshares, Inc. (NYSE: LOB) is a financial holding company and the parent company of Live Oak Bank. Live Oak Bancshares and its subsidiaries partner with businesses that share a groundbreaking focus on service and technology to redefine banking. To learn more, visit www.liveoak.bank.
Contacts:
Walter J. Phifer | CFO | Investor Relations | 910.202.6926
Claire Parker | Corporate Communications | Media Relations | 910.597.1592

Live Oak Bancshares, Inc.
Quarterly Statements of Income (unaudited)
(Dollars in thousands, except per share data)

	Three Months Ended					2Q 2025 Change vs.
	2Q 2025	1Q 2025	4Q 2024	3Q 2024	2Q 2024	1Q 2025	2Q 2024
Interest income						%	%
Loans and fees on loans	$204,513	$195,616	$194,821	$192,170	$181,840	4.5	12.5
Investment securities, taxable	11,648	11,089	10,490	9,750	9,219	5.0	26.3
Other interest earning assets	8,123	6,400	7,257	7,016	7,389	26.9	9.9
Total interest income	224,284	213,105	212,568	208,936	198,448	5.2	13.0
Interest expense
Deposits	113,380	110,888	113,357	110,174	105,358	2.2	7.6
Borrowings	1,683	1,685	1,737	1,762	1,770	(0.1)	(4.9)
Total interest expense	115,063	112,573	115,094	111,936	107,128	2.2	7.4
Net interest income	109,221	100,532	97,474	97,000	91,320	8.6	19.6
Provision for credit losses	23,252	28,964	33,581	34,502	11,765	(19.7)	97.6
Net interest income after provision for credit losses	85,969	71,568	63,893	62,498	79,555	20.1	8.1
Noninterest income
Loan servicing revenue	8,565	8,298	8,524	8,040	7,347	3.2	16.6
Loan servicing asset revaluation	(3,057)	(4,728)	(2,326)	(4,207)	(2,878)	35.3	(6.2)
Net gains on sales of loans	21,641	18,648	18,356	16,646	14,395	16.0	50.3
Net gain (loss) on loans accounted for under the fair value option	1,082	(1,034)	195	2,255	172	204.6	529.1
Equity method investments (loss) income	(2,716)	(2,239)	(2,739)	(1,393)	(1,767)	(21.3)	(53.7)
Equity security investments gains, net	1,004	20	12	909	161	4,920.0	523.6
Lease income	3,103	2,573	2,456	2,424	2,423	20.6	28.1
Management fee income	—	—	—	1,116	3,271	—	(100.0)
Other noninterest income	4,904	4,043	6,115	7,142	11,035	21.3	(55.6)
Total noninterest income	34,526	25,581	30,593	32,932	34,159	35.0	1.1
Noninterest expense
Salaries and employee benefits	49,137	48,008	45,214	44,524	46,255	2.4	6.2
Travel expense	2,576	2,795	2,628	2,344	2,328	(7.8)	10.7
Professional services expense	2,874	3,024	2,797	3,287	3,061	(5.0)	(6.1)
Advertising and marketing expense	4,420	3,665	1,979	2,473	3,004	20.6	47.1
Occupancy expense	2,369	2,737	2,558	2,807	2,388	(13.4)	(0.8)
Technology expense	10,066	9,251	9,406	9,081	7,996	8.8	25.9
Equipment expense	3,685	3,745	3,769	3,472	3,511	(1.6)	5.0
Other loan origination and maintenance expense	4,190	4,585	4,812	4,872	3,659	(8.6)	14.5
Renewable energy tax credit investment impairment	270	—	1,172	115	170	100.0	58.8
FDIC insurance	3,545	3,551	3,053	1,933	2,649	(0.2)	33.8
Other expense	6,161	2,656	3,869	2,681	2,635	132.0	133.8
Total noninterest expense	89,293	84,017	81,257	77,589	77,656	6.3	15.0
Income before taxes	31,202	13,132	13,229	17,841	36,058	137.6	(13.5)
Income tax expense	7,815	3,464	3,386	4,816	9,095	125.6	(14.1)
Net income	23,387	9,668	9,843	13,025	26,963	141.9	(13.3)
Net loss attributable to non-controlling interest	41	49	57	—	—	(16.3)	100.0
Net income attributable to Live Oak Bancshares, Inc.	$23,428	$9,717	$9,900	$13,025	$26,963	141.1	(13.1)
Earnings per share
Basic	$0.51	$0.21	$0.22	$0.28	$0.60	142.9	(15.0)
Diluted	$0.51	$0.21	$0.22	$0.28	$0.59	142.9	(13.6)
Weighted average shares outstanding
Basic	45,634,741	45,377,965	45,224,470	45,073,482	44,974,942
Diluted	45,795,608	45,754,499	46,157,979	45,953,947	45,525,082

Live Oak Bancshares, Inc.
Quarterly Balance Sheets (unaudited)
(Dollars in thousands)

	As of the quarter ended					2Q 2025 Change vs.
	2Q 2025	1Q 2025	4Q 2024	3Q 2024	2Q 2024	1Q 2025	2Q 2024
Assets						%	%
Cash and due from banks	$662,755	$744,263	$608,800	$666,585	$615,449	(11.0)	7.7
Certificates of deposit with other banks	250	250	250	250	250	—	—
Investment securities available-for-sale	1,325,206	1,312,680	1,248,203	1,233,466	1,151,195	1.0	15.1
Loans held for sale	350,791	367,955	346,002	359,977	363,632	(4.7)	(3.5)
Loans and leases held for investment (1)	11,014,055	10,693,911	10,233,374	9,831,891	9,172,134	3.0	20.1
Allowance for credit losses on loans and leases	(182,231)	(190,184)	(167,516)	(168,737)	(137,867)	4.2	(32.2)
Net loans and leases	10,831,824	10,503,727	10,065,858	9,663,154	9,034,267	3.1	19.9
Premises and equipment, net	246,493	259,113	264,059	267,032	267,864	(4.9)	(8.0)
Foreclosed assets	6,318	2,108	1,944	8,015	8,015	199.7	(21.2)
Servicing assets	60,359	56,911	56,144	52,553	51,528	6.1	17.1
Other assets	347,212	348,697	352,120	356,314	376,370	(0.4)	(7.7)
Total assets	$13,831,208	$13,595,704	$12,943,380	$12,607,346	$11,868,570	1.7	16.5
Liabilities and shareholders’ equity
Liabilities
Deposits:
Noninterest-bearing	$393,393	$386,108	$318,890	$258,844	$264,013	1.9	49.0
Interest-bearing	12,201,397	12,009,837	11,441,604	11,141,703	10,443,018	1.6	16.8
Total deposits	12,594,790	12,395,945	11,760,494	11,400,547	10,707,031	1.6	17.6
Borrowings	107,659	110,247	112,820	115,371	117,745	(2.3)	(8.6)
Other liabilities	61,494	58,065	66,570	83,672	82,745	5.9	(25.7)
Total liabilities	12,763,943	12,564,257	11,939,884	11,599,590	10,907,521	1.6	17.0
Shareholders’ equity
Preferred stock, no par value, 1,000,000 shares authorized, none issued or outstanding	—	—	—	—	—	—	—
Class A common stock (voting)	377,953	370,513	365,607	361,925	356,381	2.0	6.1
Class B common stock (non-voting)	—	—	—	—	—	—	—
Retained earnings	746,450	724,215	715,767	707,026	695,172	3.1	7.4
Accumulated other comprehensive loss	(61,514)	(67,698)	(82,344)	(61,195)	(90,504)	9.1	32.0
Total shareholders' equity attributed to Live Oak Bancshares, Inc.	1,062,889	1,027,030	999,030	1,007,756	961,049	3.5	10.6
Non-controlling interest	4,376	4,417	4,466	—	—	(0.9)	100.0
Total shareholders' equity	1,067,265	1,031,447	1,003,496	1,007,756	961,049	3.5	11.1
Total liabilities and shareholders’ equity	$13,831,208	$13,595,704	$12,943,380	$12,607,346	$11,868,570	1.7	16.5
(1)Includes $303.8 million, $316.8 million, $328.7 million, $343.4 million and $363.0 million loans measured at fair value for the quarters ended June 30, 2025, March 31, 2025, December 31, 2024, September 30, 2024, and June 30, 2024, respectively.

Live Oak Bancshares, Inc.
Statements of Income (unaudited)
(Dollars in thousands, except per share data)

	Six Months Ended
	June 30, 2025	June 30, 2024
Interest income
Loans and fees on loans	$400,129	$357,850
Investment securities, taxable	22,737	18,173
Other interest earning assets	14,523	14,845
Total interest income	437,389	390,868
Interest expense
Deposits	224,268	207,356
Borrowings	3,368	2,081
Total interest expense	227,636	209,437
Net interest income	209,753	181,431
Provision for credit losses	52,216	28,129
Net interest income after provision for credit losses	157,537	153,302
Noninterest income
Loan servicing revenue	16,863	14,971
Loan servicing asset revaluation	(7,785)	(5,622)
Net gains on sales of loans	40,289	25,897
Net gain (loss) on loans accounted for under the fair value option	48	(47)
Equity method investments (loss) income	(4,955)	(6,789)
Equity security investments gain (losses), net	1,024	(368)
Lease income	5,676	4,876
Management fee income	—	6,542
Other noninterest income	8,947	20,796
Total noninterest income	60,107	60,256
Noninterest expense
Salaries and employee benefits	97,145	93,530
Travel expense	5,371	4,766
Professional services expense	5,898	4,939
Advertising and marketing expense	8,085	6,696
Occupancy expense	5,106	4,635
Technology expense	19,317	15,719
Equipment expense	7,430	6,585
Other loan origination and maintenance expense	8,775	7,570
Renewable energy tax credit investment impairment (recovery)	270	(757)
FDIC insurance	7,096	5,849
Other expense	8,817	5,861
Total noninterest expense	173,310	155,393
Income before taxes	44,334	58,165
Income tax expense	11,279	3,616
Net income	33,055	54,549
Net loss attributable to non-controlling interest	90	—
Net income attributable to Live Oak Bancshares, Inc.	$33,145	$54,549
Earnings per share
Basic	$0.72	$1.22
Diluted	$0.72	$1.20
Weighted average shares outstanding
Basic	45,556,842	44,868,625
Diluted	45,825,543	45,583,146

Live Oak Bancshares, Inc.
Quarterly Selected Financial Data
(Dollars in thousands, except per share data)

	As of and for the three months ended
	2Q 2025	1Q 2025	4Q 2024	3Q 2024	2Q 2024
Income Statement Data
Net income attributable to Live Oak Bancshares, Inc.	$23,428	$9,717	$9,900	$13,025	$26,963
Per Common Share
Net income, diluted	$0.51	$0.21	$0.22	$0.28	$0.59
Dividends declared	0.03	0.03	0.03	0.03	0.03
Book value	23.36	22.62	22.12	22.32	21.35
Tangible book value (1)	23.29	22.55	22.05	22.24	21.28
Performance Ratios
Return on average assets (annualized)	0.68%	0.30%	0.31%	0.43%	0.93%
Return on average equity (annualized)	8.85	3.78	3.85	5.21	11.39
Net interest margin	3.28	3.20	3.15	3.33	3.28
Efficiency ratio (1)	62.12	66.62	63.45	59.72	61.89
Noninterest income to total revenue	24.02	20.28	23.89	25.35	27.22
Selected Loan Metrics
Loans and leases originated	$1,526,592	$1,396,223	$1,421,118	$1,757,856	$1,171,141
Outstanding balance of sold loans serviced	5,321,284	4,949,962	4,715,895	4,452,750	4,292,857
Asset Quality Ratios
Allowance for credit losses to loans and leases held for investment (3)	1.70%	1.83%	1.69%	1.78%	1.57%
Net charge-offs (3)	$31,445	$6,774	$33,566	$1,710	$8,253
Net charge-offs to average loans and leases held for investment (2) (3)	1.19%	0.27%	1.39%	0.08%	0.38%

Nonperforming loans and leases at historical cost (3)
Unguaranteed	$59,555	$99,907	$81,412	$49,398	$37,340
Guaranteed	336,777	322,993	222,885	166,177	122,752
Total	396,332	422,900	304,297	215,575	160,092
Unguaranteed nonperforming historical cost loans and leases, to loans and leases held for investment (3)	0.56%	0.96%	0.82%	0.52%	0.42%

Nonperforming loans at fair value (4)
Unguaranteed	$8,873	$9,938	$9,115	$8,672	$9,590
Guaranteed	60,453	58,100	54,873	49,822	51,570
Total	69,326	68,038	63,988	58,494	61,160
Unguaranteed nonperforming fair value loans to fair value loans held for investment (4)	2.92%	3.14%	2.77%	2.53%	2.64%

Capital Ratios
Common equity tier 1 capital (to risk-weighted assets)	10.67%	10.67%	11.04%	11.19%	11.85%
Tier 1 leverage capital (to average assets)	7.90	8.03	8.21	8.60	8.71
Notes to Quarterly Selected Financial Data
(1)See accompanying GAAP to Non-GAAP Reconciliation.
(2)Quarterly net charge-offs as a percentage of quarterly average loans and leases held for investment, annualized.
(3)Loans and leases at historical cost only (excludes loans measured at fair value).
(4)Loans accounted for under the fair value option only (excludes loans and leases carried at historical cost).

Live Oak Bancshares, Inc.
Quarterly Average Balances and Net Interest Margin
(Dollars in thousands)

	Three Months Ended June 30, 2025			Three Months Ended March 31, 2025
	Average Balance	Interest	Average Yield/Rate	Average Balance	Interest	Average Yield/Rate
Interest-earning assets:
Interest-earning balances in other banks	$727,715	$8,123	4.48%	$581,267	$6,400	4.47%
Investment securities	1,408,942	11,648	3.32	1,379,797	11,089	3.26
Loans held for sale	381,531	8,008	8.42	407,953	8,612	8.56
Loans and leases held for investment (1)	10,843,303	196,505	7.27	10,388,872	187,004	7.30
Total interest-earning assets	13,361,491	224,284	6.73	12,757,889	213,105	6.77
Less: Allowance for credit losses on loans and leases	(186,022)			(165,320)
Noninterest-earning assets	539,485			534,133
Total assets	$13,714,954			$13,126,702
Interest-bearing liabilities:
Interest-bearing checking	$350,978	$3,969	4.54%	$350,491	$3,929	4.55%
Savings	6,241,053	56,529	3.63	5,540,147	51,604	3.78
Money market accounts	128,757	93	0.29	127,908	120	0.38
Certificates of deposit	5,392,494	52,789	3.93	5,563,004	55,235	4.03
Total deposits	12,113,282	113,380	3.75	11,581,550	110,888	3.88
Borrowings	109,463	1,683	6.17	111,919	1,685	6.11
Total interest-bearing liabilities	12,222,745	115,063	3.78	11,693,469	112,573	3.90
Noninterest-bearing deposits	375,503			342,482
Noninterest-bearing liabilities	53,717			58,739
Shareholders' equity	1,058,572			1,027,547
Non-controlling interest	4,417			4,465
Total liabilities and shareholders' equity	$13,714,954			$13,126,702
Net interest income and interest rate spread		$109,221	2.95%		$100,532	2.87%
Net interest margin			3.28			3.20
Ratio of average interest-earning assets to average interest-bearing liabilities			109.32%			109.10%
(1)Average loan and lease balances include non-accruing loans and leases.

Live Oak Bancshares, Inc.
GAAP to Non-GAAP Reconciliation
(Dollars in thousands)

	As of and for the three months ended
	2Q 2025	1Q 2025	4Q 2024	3Q 2024	2Q 2024
Total shareholders’ equity	$1,067,265	$1,031,447	$1,003,496	$1,007,756	$961,049
Less:
Goodwill	1,797	1,797	1,797	1,797	1,797
Other intangible assets	1,491	1,529	1,568	1,606	1,644
Tangible shareholders’ equity (a)	$1,063,977	$1,028,121	$1,000,131	$1,004,353	$957,608
Shares outstanding (c)	45,686,081	45,589,633	45,359,425	45,151,691	45,003,856
Total assets	$13,831,208	$13,595,704	$12,943,380	$12,607,346	$11,868,570
Less:
Goodwill	1,797	1,797	1,797	1,797	1,797
Other intangible assets	1,491	1,529	1,568	1,606	1,644
Tangible assets (b)	$13,827,920	$13,592,378	$12,940,015	$12,603,943	$11,865,129
Tangible shareholders’ equity to tangible assets (a/b)	7.69%	7.56%	7.73%	7.97%	8.07%
Tangible book value per share (a/c)	$23.29	$22.55	$22.05	$22.24	$21.28
Efficiency ratio:
Noninterest expense (d)	$89,293	$84,017	$81,257	$77,589	$77,656
Net interest income	109,221	100,532	97,474	97,000	91,320
Noninterest income	34,526	25,581	30,593	32,932	34,159
Total revenue (e)	$143,747	$126,113	$128,067	$129,932	$125,479
Efficiency ratio (d/e)	62.12%	66.62%	63.45%	59.72%	61.89%
Pre-provision net revenue (e-d)	$54,454	$42,096	$46,810	$52,343	$47,823
This press release presents non-GAAP financial measures. The adjustments to reconcile from the non-GAAP financial measures to the applicable GAAP financial measure are included where applicable in financial results presented in accordance with GAAP. The Company considers these adjustments to be relevant to ongoing operating results. The Company believes that excluding the amounts associated with these adjustments to present the non-GAAP financial measures provides a meaningful base for period-to-period comparisons, which will assist regulators, investors, and analysts in analyzing the operating results or financial position of the Company. The non-GAAP financial measures are used by management to assess the performance of the Company’s business for presentations of Company performance to investors, and for other reasons as may be requested by investors and analysts. The Company further believes that presenting the non-GAAP financial measures will permit investors and analysts to assess the performance of the Company on the same basis as that applied by management. Non-GAAP financial measures have inherent limitations, are not required to be uniformly applied, and are not audited. Although non-GAAP financial measures are frequently used by shareholders to evaluate a company, they have limitations as an analytical tool and should not be considered in isolation or as a substitute for analysis of results reported under GAAP.